                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 26, 2002


                               NARA BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                    333-50126

                            (Commission File Number)

             Delaware                                95-4849715
   (State or other jurisdiction of      (I.R.S. Employer Identification No.)
          incorporation)

                             3701 Wilshire Boulevard
                                    Suite 220
                          Los Angeles, California 90010
             (Address of principal executive offices, with zip code)

                                 (213) 639-1700
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

        On February 26, 2002, Nara Bancorp, Inc., issued a press release regarding a consent order between Nara Bank, N.A., a wholly owned subsidiary of Nara Bancorp, Inc., and the Comptroller of the Currency, dated February 20, 2002. Further details are set forth in the press release attached hereto as
Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) EXHIBITS

        99.1  Press Release of the Registrant.

        99.2  Consent Order dated February 20, 2002.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NARA BANCORP, INC.,
                                       (Registrant)



Date:  February 26, 2002               By:    /s/ Bon T. Goo
       ----------------------                 ----------------------------
                                              Bon T. Goo
                                              Chief Financial Officer


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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION
    99.1       Press Release of the Registrant.
    99.2       Consent Order dated February 20, 2002.


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